UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 11, 2006


                         ELECTRONIC CLEARING HOUSE, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                    0-15245                   93-0946274
(State or other jurisdiction of      (Commission               (IRS Employer
         incorporation)              File Number)            Identification No.)



      730 Paseo Camarillo, Camarillo, California                   93010
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (800) 233-0406

          (Former name or former address, if changes since last report)

             ------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01         OTHER EVENTS

         On October 11, 2006, Electronic Clearing House, Inc. issued a press release discussing the impact of certain U.S. legislation on the registrant's business and future results of operations. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1 Press Release dated October 11, 2006, issued by the Registrant.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        ELECTRONIC CLEARING HOUSE, INC.
                                        (Registrant)




                                        By: \S\ ALICE CHEUNG
                                            ----------------------------
                                          Alice L. Cheung, Treasurer and
                                          Chief Financial Officer



Dated:  October 12, 2006


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


                                  EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION OF DOCUMENT
-------          -----------------------

99.1             Press Release dated October 11, 2006, issued by the Registrant.


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